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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest Event
                          Reported): February 15, 2007

                     CHL Mortgage Pass-Through Trust 2007-1
                       (Exact name of the issuing entity)

           Commission File Number of the issuing entity: 333-131662-22

                                   CWMBS, Inc.
            (Exact name of the depositor as specified in its charter)

               Commission File Number of the depositor: 333-131662

                          Countrywide Home Loans, Inc.
             (Exact name of the sponsor as specified in its charter)

              Delaware                                   95-4449516
    (State or Other Jurisdiction                      (I.R.S. Employer
 of Incorporation of the depositor)         Identification No. of the depositor)

         4500 Park Granada
       Calabasas, California                                91302
       (Address of Principal                             (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure.

     On January 30, 2007 (the "Closing Date"), CWMBS, Inc. (the "Depositor") created the CHL Mortgage Pass-Through Trust 2007-1 (the "Issuing Entity") pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007
(the "Pooling and Servicing Agreement"), among the Depositor, Countrywide Home Loans, Inc., as a seller, Park Grananda LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller (and together with Countrywide Home Loans, Inc., Park Grananda LLC and Park Monaco, Inc., the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee").

     On the Closing Date, the Depositor transferred the Initial Mortgage Loans to the Issuing Entity. On February 15, 2007 (the "Supplemental Transfer Date"), the Depositor transferred Supplemental Mortgage Loans for inclusion in the Mortgage Pool of the Issuing Entity. The loan level data tape attached hereto as
Exhibit 99.1 describes characteristics of each Initial Mortgage Loan as of the Initial Cut-off Date and the characteristics of each Supplemental Mortgage Loan as of the Supplemental Cut-off Date.

     "Initial Cut-off Date" means, with respect to any Initial Mortgage Loan, the later of (i) the date of origination of such mortgage loan and
(ii) January 1, 2007.

     "Initial Mortgage Loan" means a mortgage loan conveyed to the Issuing Entity on the Closing Date pursuant to the Poolig and Servicing Agreement as identified on the mortgage loan schedule delivered to the Trustee on the Closing Date.

     "Supplemental Cut-off Date" means, with respect to any Supplemental Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan and (ii) the first day of the month in which the related Supplemental Transfer Date occurs.

     "Supplemental Mortgage Loan" means any mortgage loan other than an Initial Mortgage Loan conveyed to the Issuing Entity pursuant to Section 2.01 of the Pooling and Servicing Agreement and to the Supplemental Transfer Agreement, which mortgage loan shall be listed on the revised mortgage loan schedule delivered pursuant to the Pooling and Servicing Agreement and on Schedule A to the Supplemental Transfer Agreement.

     "Supplemental Transfer Agreement" means the supplemental transfer agreement executed and delivered by the Sellers, the Master Servicer, the Depositor and the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement on the Supplemental Transfer Date.


Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

Exhibit No.   Description
-----------   -----------
99.1          Characteristics of the Initial Mortgage Loans and the Supplemental
              Mortgage Loans

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWMBS, INC.


                                        By: /s/ Darren Bigby
                                            ------------------------------------
                                        Name: Darren Bigby
                                        Title: Vice President

Dated: February 15, 2007

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                                  Exhibit Index

Exhibit No.   Description
-----------   -----------
99.1          Characteristics of the Initial Mortgage Loans and the Supplemental
              Mortgage Loans